UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 Anthem Village Dr. Henderson, NV 89052

(Address of Principal Executive Offices)

(702) 399-9777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2015, the Board of Directors (the “Board”) of Quest Solution, Inc. (the “Company”), appointed William Austin Lewis, IV to the Board. The Board previously increased its size from three to five members and is appointing Mr. Lewis to fill one of the vacancies. With the appointment of Mr. Lewis, the Company’s Board consists of four directors with 1 remaining vacancies.

Mr. Lewis, age 39, is the Chairman, CEO, and CFO of Paid Inc., a member of the Audit and Compensation Committee of MAM Software, and the Audit Chairman for the Compensation Committee of ScriptsAmerica. From 2009 to 2014, Mr. Lewis was a member of the Compensation Committee of Viryanet, a leading global provider of SaaS solutions. Mr. Lewis is also the founder and Portfolio Manager for Lewis Asset Management, a hedge fund in New York, New York. With a double-major in Finance and Financial Economics, Mr. Lewis earned a Bachelor of Business Administration in 1998 from James Madison University in Harrisonburg, Virginia.

The Board has determined that Mr. Lewis satisfies the definition of “independent director” under the rules of the U.S. Securities and Exchange Commission. There are no arrangements or understandings between Mr. Lewis and any other person pursuant to which Mr. Lewis was appointed to serve as a director of the Company. There are no transactions in which Mr. Lewis had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with his appointment to the Board, Mr. Lewis will receive (i) $3,000 per quarter as Board compensation and (ii) 36,000 stock options granted at the Company’s current stock price, which vest over a three-year term.

Item 7.01. Regulation FD Disclosure.

On July 15, 2015, the Company issued a press release (the “Board Press Release”) announcing that, effective July 14, 2015, Mr. Lewis was appointed as a member of the Board. A copy of the Board Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated July 15, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2015

QUEST SOLUTION, INC.

By:	/s/ Tom Miller
Tom Miller
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 15, 2015

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